                   SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:   JULY 15, 1997



                                    WESTCORP
             (Exact name of registrant as specified in its charter)



       CALIFORNIA                      33-13646                 51-0308535
(State or other jurisdiction        Commission File            IRS Employer
    of incorporation)                   Number             Identification Number


   23 PASTEUR, IRVINE, CALIFORNIA                               92618-3816
(Address of principal executive offices)                        (Zip Code)



                                  714-727-1000
              (Registrant's telephone number, including area code)

ITEM 7:  Financial Statements and Exhibits
         ---------------------------------

         a.  List of documents filed as a part of this report

             Exhibit 99.1. Westcorp News Release of July 15, 1997

                                            WESTCORP
                                            a California Corporation

Dated: July 15, 1997

                                            /s/   RICHARD A. PALMER
                                            ------------------------------
                                                  Richard A. Palmer
                                                  Vice President, Westcorp